UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2010

HORIYOSHI WORLDWIDE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53976	98-0513655
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 South Olive Street, Suite 412, Los Angeles, Ca	90014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(213) 505-7114

Kranti Resources, Inc.
6705 Tomken Rd., Suite 211, Mississauga, ON L5T 2J6
(905) 670-0663
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.07            Submission of Matters to a Vote of Security Holders
Item 7.01            Regulation FD Disclosure

Effective June 21, 2010, we effected a one old for 2.1622 new forward stock split of our issued and outstanding shares of common stock. As a result, our authorized capital increased from 500,000,000 shares of common stock to 1,081,100,000 shares of common stock and the issued and outstanding increased from 43,875,000 shares of common stock to 94,866,525 shares of common stock, all with a par value of $0.001.

Also effective June 21, 2010, the Nevada Secretary of State approved a change of name from “Kranti Resources, Inc.” to “Horiyoshi Worldwide Inc.”

The forward stock split and name change were approved on May 25, 2010 by 68.4% of the holders of our common stock by way of a written consent resolution. A formal meeting was not held.

The forward stock split and name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on July 19, 2010 under the new symbol “KRARD”. The “D” will be removed 20 business days from July 17, 2010. Our new CUSIP number is 440E109.

Our company’s name change and share capital changes are as a result of our company’s anticipated change of business to a luxury apparel company. In an effort to maintain and enhance shareholder value, our current management has been investigating alternative opportunities in the retail high-end fashion sector. We are currently in negotiations with Horiyoshi the Third Limited out of Japan for an acquisition or business combination. Our change of name has been done in the anticipation of successfully concluding such a transaction. Horiyoshi the Third designs, manufactures and distributes luxury apparel, which are designs based upon the artwork for famed tattoo artist Yoshihito Nakano-Horiyoshi III.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects”, “plans”, “will”, “may,”, “anticipates”, “believes”, “should”, “intends”, “estimates”, and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks associated with the share exchange; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), or otherwise. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

Item 9.01            Financial Statements and Exhibits

3.01	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIYOSHI WORLDWIDE INC.

/s/ Mitsuo Kojima
Mitsuo Kojima
President and Director

Date: July 20, 2010